Trade Accounts and Notes Receivable, and Other Accounts Receivable - Summary of Trade Accounts and Notes Receivable and Other accounts Receivable (Detail) - KRW (₩) ₩ in Millions	Dec. 31, 2024	Dec. 31, 2023
Disclosure of financial assets [abstract]
Trade accounts and notes receivable	₩ 3,624,477	₩ 3,218,093
Non-trade receivables, net	227,477	112,739
Accrued income, net	22,552	14,246
Subtotal	250,029	126,985
Total	₩ 3,874,506	₩ 3,345,078